Marketable Securities:	3 Months Ended
Mar. 31, 2019
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	March 31,	December 31,
	2019	2018
Equity securities
Fair value at beginning of period	$287,638	$239,232
Increase (decrease) in fair value	(14,126)	48,406
Fair value at balance sheet date	$273,512	$287,638

Debt securities
Fair value at beginning of year	$-	$-
Acquisitions	-	88,500,000
Dispositions	-	(74,311,349)
Realized loss	-	(14,188,651)
Fair value at balance sheet date	$-	$-

Marketable securities are recorded at quoted market value with gains and losses recorded in the Consolidated Statements of Operations. Gains and losses on securities sold are based on the average cost of the shares held at the date of disposition. As of March 31, 2019 and December 31, 2018, marketable equity securities had a cost basis of $98,043. Marketable debt securities, which were sold during 2018, consisted of Venezuelan government bonds received under the Settlement Agreement (See Note 3, Arbitral Award and Mining Data Sale Settlement Agreement).

Accounting Standards Codification ("ASC") 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: Level 1 inputs are quoted prices in active markets for identical assets or liabilities, Level 2 inputs are inputs other than quoted prices included within Level 1 that are directly or indirectly observable for the asset or liability and Level 3 inputs are unobservable inputs for the asset or liability that reflect the entity's own assumptions. The fair values of the Company's marketable equity securities as at the balance sheet date are based on Level 1 inputs.